Exhibit 10.55

FIRST AMENDMENT TO TIME SHARING AGREEMENT

On January 28, 2009, Altria Client Services Inc. (“Operator”) and Michael E. Szymanczyk (“User”) entered into a Time Sharing Agreement (the “Agreement”). Pursuant to paragraph 12 of the Agreement, Operator and User amend the Agreement as set forth below, effective November 12, 2009:

1. The first “WHEREAS” clause on page 1 of the Agreement is deleted in its entirety and replaced with the following language:

“WHEREAS, Operator owns or leases the aircraft more particularly described on Exhibit A attached hereto (collectively, the “Aircraft”);”.

2. The following aircraft is added to Exhibit A of the Agreement:

Registration Number	Serial Number	Aircraft Description

N802AG	5245	2009 Gulfstream Aerospace Corporation G550 Aircraft

All other terms and conditions of the Agreement remain in full force and effect. The persons signing below warrant their authority to sign.

Operator:		User:

ALTRIA CLIENT SERVICES INC.		MICHAEL E. SZYMANCZYK

By:	/s/ Kevin P. Benner	/s/ Michael E. Szymanczyk
Name:	Kevin P. Benner
Title:	Senior Vice President, Human Resources

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